FINANCIAL STATEMENTS
UNAUDITED

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
June 30, 2008

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements (Unaudited)

June 30, 2008

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary (Unaudited)

Inception (September 1, 2004) through June 30, 2008

Fund Returns v. Merrill Lynch US High Yield and S&P 500 Indices

	Return on Equity (1)					IRR (2)
	2004*	2005	2006	2007	2008**	Inception-to-Date
Special Value Expansion Fund	1.5%	16.4%	17.7%	15.1%	-15.6%	6.8%
Merrill Lynch US High Yield Index	1.4%	6.7%	7.9%	7.7%	-2.4%	5.5%
Standard & Poor's 500 Index	1.1%	12.3%	10.8%	16.4%	-14.8%	5.9%

* Period from inception (September 1, 2004) through September 30, 2004
** Nine months ended June 30, 2008

Past performance of Special Value Expansion Fund, LLC (the "Company") is not a guarantee of future performance. Company returns are net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees.

(1) Return on equity (net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis. Returns are reduced in earlier periods because organizational costs and other expenses are high relative to assets.

(2) Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRR presented assumes a liquidation of the Company at net asset value as of the period end date.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

June 30, 2008

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Communications Equipment Manufacturing	15.3%
Telecom Wireline	14.2%
Data Processing, Hosting, and Related Services	7.8%
Plastics Product Manufacturing	7.5%
Satellite Telecommunications	6.4%
Motor Vehicle Parts Manufacturing	6.3%
Activities Related to Credit Intermediation	5.9%
Cable Service Carriers	5.0%
Alumina and Aluminum Production and Processing	3.9%
Semiconductor and Other Electronic Component Manufacturing	3.6%
Scheduled Air Transportation	3.6%
Glass and Glass Products Manufacturing	3.1%
Offices of Real Estate Agents and Brokers	2.9%
Gambling Industries	1.7%
Other Amusement and Recreation Industries	1.3%
Computer and Peripheral Equipment Manufacturing	1.1%
Electric Power Generation, Transmission and Distribution	1.0%
Depository Credit Intermediation	0.9%
Radio and Television Broadcasting	0.9%
Sporting Goods, Hobby, and Musical Instrument Stores	0.2%
Basic Chemical Manufacturing	0.2%
Home Furnishings Stores	0.2%
Miscellaneous	1.2%
Cash and Cash Equivalents	5.8%

Total	100.0%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

June 30, 2008

	Cost	Fair Value
Assets
Investments:
Unaffiliated issuers	$372,544,841	$334,706,847
Affiliates	122,509,335	120,593,706
Total investments	495,054,176	455,300,553

Cash and cash equivalents		28,226,709
Accrued interest income:
Unaffiliated issuers		5,599,110
Affiliates		47,705
Deferred debt issuance costs		1,300,479
Receivable for investment securities sold		461,095
Other receivables		75,439
Prepaid expenses and other assets		81,727
Total assets		491,092,817

Liabilities
Credit facility payable		125,000,000
Unrealized depreciation on swaps and forward contracts		9,688,511
Distributions payable		5,000,000
Payable for investment securities purchased		2,900,396
Management and advisory fees payable		300,000
Futures contracts at fair value		177,838
Payable to affiliate		101,947
Interest payable		29,725
Accrued expenses and other liabilities		855,704
Total liabilities		144,054,121

Preferred Stock
Auction rate money market preferred stock (Series A and B); $50,000/share liquidation preference; unlimited shares authorized, 2,000 shares issued and outstanding		100,000,000
Accumulated dividends on auction rate money market preferred stock		373,338
Series S, $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding		-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares issued and outstanding		156,000
Accumulated dividends on Series Z preferred stock		9,369
Total preferred stock		100,538,707

Net assets applicable to common shareholders		$246,499,989

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239 shares issued and outstanding		$547
Paid-in capital in excess of par		295,354,714
Accumulated net investment income		7,821,632
Accumulated net realized loss		(6,864,897)
Accumulated net unrealized depreciation		(49,429,300)
Accumulated dividends to preferred shareholders		(382,707)
Net assets applicable to common shareholders		$246,499,989

Common stock, NAV per share		$450.85

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

Security	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Securities (68.19%)
Bank Debt (62.61%) (1)
Alumina and Aluminum Production and Processing (3.90%)
Revere Industries, LLC, 2nd Lien Term Loan, LIBOR + 12.5%, due 6/14/11 (Acquired 12/14/05, Amortized Cost $20,734,331)	$20,734,331	$18,868,241	3.90%

Basic Chemical Manufacturing (0.09%)
Hawkeye Renewables, LLC, 2nd Lien Term Loan, LIBOR + 7.25%, due 6/30/13 (Acquired 7/18/06, Amortized Cost $1,157,270)	$1,186,944	418,398	0.09%

Cable Service Carriers (5.03%)
Casema, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 4.75% PIK, due 9/12/16 (Acquired 10/3/06, Amortized Cost $20,072,155) - (Netherlands) (8)	€15,630,975	24,339,282	5.03%

Communications Equipment Manufacturing (12.45%)
Dialogic Corporation, Senior Secured Notes, LIBOR + 8%, due 3/28/12 (Acquired 9/28/06, Amortized Cost $19,287,834) (2)	$19,287,834	19,169,214	3.97%
Dialogic Corporation, Senior Secured Notes, LIBOR + 8%, due 10/6/12 (Acquired 10/5/07, Amortized Cost $2,937,685) (2)	$2,967,359	3,026,706	0.63%
Enterasys Networks Distribution Limited., 2nd Lien Term Loan, LIBOR + 9.25%, due 2/22/11(Acquired 3/1/06, Amortized Cost $2,700,297) - (Ireland) (2), (3)	$2,755,405	2,672,743	0.55%
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR + 9%, due 2/22/11 (Acquired 3/1/06, Amortized Cost $11,839,763) (2), (3)	$12,081,390	11,718,948	2.42%
Enterasys Networks, Inc., Mezzanine Term Loan, LIBOR + 9.166%, due 2/22/11 (Acquired 3/1/06, Amortized Cost $10,240,323) (2), (3)	$11,661,721	10,833,739	2.24%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14 (Acquired 12/13/07, Amortized Cost $13,529,404)	$14,392,983	12,773,772	2.64%
Total Communications Equipment Manufacturing		60,195,122

Computer and Peripheral Equipment Manufacturing (1.14%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14 (Acquired 11/1/07, Amortized Cost $7,413,275)	$8,236,972	5,518,771	1.14%

Data Processing, Hosting, and Related Services (7.50%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 4%, due 3/31/13 (Acquired 10/12/07, Amortized Cost $6,573,104)	$6,707,249	6,539,568	1.35%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13 (Acquired 10/12/07, Amortized Cost $16,115,893)	$16,361,312	15,911,376	3.29%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12 (Acquired 8/1/07, Amortized Cost $4,108,112)	$4,108,112	3,923,247	0.81%
Terremark Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 3.25% Cash + 4.5% PIK, due 1/31/13 (Acquired 8/1/07, Amortized Cost $10,367,061)	$10,426,341	9,920,663	2.05%
Total Data Processing, Hosting, and Related Services		36,294,854

Electric Power Generation, Transmission and Distribution (0.07%)
La Paloma Generating Company, Residual Bank Debt (Acquired 2/2/05, 3/18/05, and 5/6/05, Amortized Cost $1,227,816) (4)	$13,943,926	328,891	0.07%

Motor Vehicle Parts Manufacturing (0.92%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12 (Acquired 12/31/07, Amortized Cost $2,358,318) (2), (3)	$2,358,318	2,344,562	0.49%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13 (Acquired 12/31/07, Amortized Cost $2,077,151) (2), (3)	$2,077,151	2,092,730	0.43%
Total Motor Vehicle Parts Manufacturing		4,437,292

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

Security	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Securities (continued)
Offices of Real Estate Agents and Brokers (2.34%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13 (Acquired 6/28/07 and 7/13/07, Cost $2,213,333)	$10,000,000	$1,158,333	0.24%
Realogy Corporation, Delayed Draw Term Loan, LIBOR + 3%, due 10/10/13 Acquired 10/9/07, Amortized Cost $5,627,475) (5)	$5,955,000	5,083,015	1.05%
Realogy Corporation, Term Loan B, LIBOR + 3%, due 10/10/13 (Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 8/16/07, 10/26/07, and 1/11/08, Amortized Cost $5,548,285) (6)	$5,944,975	5,074,458	1.05%
Total Offices of Real Estate Agents and Brokers		11,315,806

Plastics Product Manufacturing (1.44%)
TR Acquisition Holdings, LLC, 10% PIK, due 5/31/10 (Acquired 12/27/07 and 1/3/08, Amortized Cost $7,412,520) (2), (3)	$7,412,759	6,949,461	1.44%

Radio and Television Broadcasting (0.85%)
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16 (Acquired 5/1/08 and 5/29/08, Amortized Cost $3,927,870)	$4,316,341	4,127,501	0.85%

Satellite Telecommunications (6.36%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan, LIBOR + 4% Cash + 2.5% PIK, due 12/31/09 (Acquired 6/6/06, Amortized Cost $15,582,724) (2)	$15,601,636	14,828,575	3.07%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan, LIBOR + 5% Cash + 4.5% PIK, due 8/15/11 (Acquired 8/16/06, Amortized Cost $16,763,326) (2)	$17,281,620	15,890,449	3.29%
Total Satellite Telecommunications		30,719,024

Scheduled Air Transportation (3.62%)
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N645NW, 9.85%, due 10/15/12 (Restated and Amended 1/18/06, Amortized Cost $4,926,040)	$4,958,342	4,950,905	1.02%
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N646NW, 9.85%, due 10/15/12 (Restated and Amended 1/18/06, Amortized Cost $4,926,040)	$4,958,342	4,950,905	1.02%
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N632NW, 9.85%, due 7/15/13 (Restated and Amended 1/18/06, Amortized Cost $5,445,680)	$5,479,752	5,477,012	1.13%
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N631NW, 9.85%, due 12/15/13 (Restated and Amended 1/18/06, Amortized Cost $2,141,806)	$2,155,207	2,143,353	0.45%
Total Scheduled Air Transportation		17,522,175

Semiconductor and Other Electronic Component Manufacturing (3.15%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 4.75%, due 12/18/12 (Acquired 7/12/07 and 11/19/07, Amortized Cost $2,988,705)	$3,128,770	2,753,317	0.57%
Isola USA Corporation, 2nd Lien Term Loan, LIBOR + 7.75%, due 12/18/13 (Acquired 12/21/06, 4/16/07 and 5/22/07, Amortized Cost $14,661,398)	$15,133,531	12,485,163	2.58%
Total Semiconductor and Other Electronic Component Manufacturing		15,238,480

Telecom Wireline (13.75%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan, LIBOR + 6.25% Cash + 1% PIK, due 12/31/12(Acquired 4/24/08, Amortized Cost $508,495)	$651,651	540,871	0.11%
Hawaiian Telcom Communications Inc., Tranche C Term Loan, LIBOR + 2.25%, due 4/30/12(Acquired 4/22/08, 4/25/08, 4/28/08, 4/30/08, 5/15/08 and 5/19/08, Amortized Cost $1,640,100)	$2,112,630	1,739,398	0.36%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

Security	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Securities (continued)
Telecom Wireline (continued)
Hawaiian Telcom Communications, Inc., Revolver, LIBOR + 2.25%, due 4/30/12 (Acquired 5/9/08 and 5/16/08, Cost $(446,439))	$2,198,498	$(442,448)	(0.09)%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12 (Acquired 6/4/07, Amortized Cost $6,145,349)	$6,145,349	5,853,445	1.21%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14 (Acquired 7/31/06, Amortized Cost $12,595,236) (2)	$13,120,038	12,004,835	2.48%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14 (Acquired 9/05/07, Amortized Cost $16,701,738) (2)	$16,701,738	15,282,090	3.16%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13 (Acquired 8/01/07, Amortized Cost $8,030,633)	$8,257,720	7,687,937	1.59%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14 (Acquired 7/31/07, Amortized Cost $8,892,017)	$8,892,017	8,627,480	1.79%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 (Acquired 8/29/07, Amortized Cost $1,529,010) - (Netherlands) (8)	€1,113,961	1,689,231	0.35%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17 (Acquired 8/29/07, Amortized Cost $13,083,954) - (Netherlands) (8)	€9,497,793	13,501,064	2.79%
Total Telecom Wireline		66,483,903

Total Bank Debt (Cost $313,585,087)		302,757,201

Other Corporate Debt Securities (5.58%)
Electric Power Generation, Transmission and Distribution (0.02%)
Calpine Generating Company, Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11 (4)	$371,000	76,055	0.02%

Gambling Industries (1.72%)
Harrah's Operating Company Inc., Senior Notes, 10.75%, due 2/1/16	$8,657,000	7,437,662	1.54%
Harrah's Operating Company Inc., Senior Notes, 5.375%, due 12/15/13	$1,418,000	892,503	0.18%
Total Gambling Industries		8,330,165

Home Furnishings Stores (0.20%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$2,782,000	959,790	0.20%

Offices of Real Estate Agents and Brokers (0.61%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$3,556,000	1,755,419	0.36%
Realogy Corporation, Senior Notes, 10.5%, due 4/15/14	$1,707,000	1,182,422	0.25%
Total Offices of Real Estate Agents and Brokers		2,937,841

Other Amusement and Recreation Industries (1.34%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13(Acquired 10/1/07, Amortized Cost $13,284,664) (9)	$12,989,333	6,494,667	1.34%

Plastics Product Manufacturing (1.54%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$7,727,000	6,567,950	1.36%
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09 (Acquired 4/4/06, Amortized Cost $6,811,237) (4), (9)	$6,973,000	890,173	0.18%
Total Plastics Product Manufacturing		7,458,123

Sporting Goods, Hobby, and Musical Instrument Stores (0.15%)
Michaels Stores, Inc., Senior Unsecured Notes, 10%, due 11/1/14	$851,000	739,638	0.15%

Total Other Corporate Debt Securities (Cost $42,270,708)		26,996,279

Total Debt Securities (Cost $355,855,795)		329,753,480

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

Security	Shares	Fair Value	Percent of Cash and Investments

Equity Securities (25.97%)
Activities Related to Credit Intermediation (5.88%)
Online Resources Corporation, Series A-1 Convertible Preferred Stock (Acquired 7/3/06, Cost $22,255,193) (2), (3), (4), (9), (11)	22,255,193	$23,841,988	4.93%
Online Resources Corporation, Common Stock (3), (4), (7), (11)	549,555	4,588,784	0.95%
Total Activities Related to Credit Intermediation		28,430,772

Basic Chemical Manufacturing (0.12%)
THL Hawkeye Equity Investors, LP Interest (Acquired 7/25/06, Cost $2,255,196) (4), (9)	2,373,887	599,406	0.12%

Communications Equipment Manufacturing (2.81%)
Dialogic Corporation, Class A Convertible Preferred Stock (Acquired 9/28/06, Cost $2,967,357) (2), (4), (9)	3,037,033	4,373,328	0.90%
Enterasys Networks, Inc., Series A Convertible Preferred Stock (Acquired 3/1/06 and 11/9/06, Cost $10,385,328) (2), (3), (4), (9), (11)	10,385.327	8,386,152	1.73%
Enterasys Networks, Inc., Series B Convertible Preferred Stock (Acquired 3/1/06, Cost $1,188,164) (2), (3), (4), (9), (11)	1,843.827	848,160	0.18%
Total Communications Equipment Manufacturing		13,607,640

Data Processing, Hosting, and Related Services (0.27%)
GXS Holdings, Inc., Common Stock (Acquired 3/28/08, Cost $681,620) (4), (9)	708,885	1,240,549	0.26%
GXS Holdings, Inc., Series A Preferred Stock (Acquired 3/28/08, Cost $27,265) (4), (9)	28,335	49,622	0.01%
Total Data Processing, Hosting, and Related Services		1,290,171

Depository Credit Intermediation (0.90%)
Doral Holdings, LP Interest (Acquired 7/12/07, Cost $4,151,971) (4), (9)	4,151,971	4,333,000	0.90%

Electric Power Generation, Transmission and Distribution (0.89%)
Mach Gen, LLC, Common Units (Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $795,119) (4), (9)	4,542	3,860,700	0.80%
Mach Gen, LLC, Warrants to purchase Warrant Units (Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $336,895) (4), (9)	1,831	411,975	0.09%
Total Electric Power Generation, Transmission and Distribution		4,272,675

Glass and Glass Products Manufacturing (3.10%)
Owens Corning, Inc., Common Stock (4)	659,824	15,010,996	3.10%

Motor Vehicle Parts Manufacturing (5.42%)
EaglePicher Holdings, Inc., Common Stock (Acquired 3/9/05, Cost $16,009,993) (2), (3), (4), (9), (11), (12)	854,400	26,206,584	5.42%

Plastics Product Manufacturing (4.47%)
Pliant Corporation, Common Stock (Acquired 07/19/06, Cost $91) (4), (9), (13)	217	217	-
Pliant Corporation, 13% PIK, Preferred Stock	3,298	1,490,453	0.31%
Radnor Holdings, Series A Convertible Preferred Stock (Acquired 10/27/05, Cost $7,163,929) (4), (9)	7,874,163	-	-
Radnor Holdings, Common Stock(Acquired 7/31/06, Cost $60,966) (4), (9)	30	-	-
Radnor Holdings, Non-Voting Common Stock (Acquired 7/31/06, Cost $628,814) (4), (9)	305	-	-

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

Security	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Equity Securities (continued)
Plastics Product Manufacturing (continued)
Radnor Holdings, Warrants for Common Stock (Acquired 10/27/05, Cost $594) (4), (9)	1	$-	-
Radnor Holdings, Warrants for Non-Voting Common Stock (Acquired 10/27/05, Cost $594) (4), (9)	1	-	-
WinCup, Inc., Common Stock (Acquired 11/29/06, Cost $31,020,365) (2), (3), (4), (9), (11)	31,020,365	20,109,855	4.16%
Total Plastics Product Manufacturing		21,600,525

Satellite Telecommunications (0.06%)
WildBlue Communications, Inc., Non-Voting Warrants (Acquired 10/23/06, Cost $508,737) (2), (4), (9)	1,189,528	279,539	0.06%

Semiconductor and Other Electronic Component Manufacturing (0.45%)
TPG Hattrick Holdco, LLC, Common Units (Acquired 4/21/06, Cost $1,630,062) (4), (9)	969,092	2,170,766	0.45%

Telecom Wireline (0.41%)
NEF Kamchia Co-Investment Fund, LP Interest (Acquired 7/30/07, Cost $2,439,543) - (Cayman Islands) (4), (8), (9)	1,779,000	1,971,313	0.41%

Miscellaneous Securities (1.19%) (10)	494,746	5,773,686	1.19%

Total Equity Securities (Cost $139,198,381)		125,547,073

Total Investments (Cost $495,054,176) (14)		455,300,553

Cash and Cash Equivalents (5.84%)
Wells Fargo, Certificate of Deposit, 2.5%, due 7/11/08	$1,500,000	1,500,000	0.31%
Nestle Cap, Commercial Paper, 2.52%, due 7/1/08	$18,500,000	18,500,000	3.83%
Wells Fargo, Overnight Repurchase Agreement, 1.75%, Collateralized by Discount Notes of FHLB, FHLMC, and FNMA	$2,269,174	2,269,174	0.47%
Cash Denominated in Foreign Currencies (Cost $765,107)	€596,331	777,941	0.16%
Cash Held on Account at Various Institutions	$5,179,594	5,179,594	1.07%
Total Cash and Cash Equivalents		28,226,709

Total Cash and Investments		$483,527,262	100.00%
Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Priced by independent third party pricing service.

(3)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(4)	Non-income producing security.

(5)	On 10/9/07, the Company held Realogy Corporation Senior Subordinated Notes, 12.375%, due 4/15/15, priced at 77.598

(6)	On 10/26/07 and 1/11/08, the Company held Realogy Corporation Senior Subordinated Notes, 12.375%, due 4/15/15, priced at 73 and 58.227, respectively.

(7)	Priced at NASDAQ closing price.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2008

Notes to Statement of Investments (continued)

(8)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(9)	Restricted security.

(10)	Miscellaneous Securities is comprised of one or more unrestricted security positions that have not previously been publicly disclosed.

(11)	Investment is not a controlling position.

(12)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(13)	The Company may demand registration of the shares as part of a majority (by interest) of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

(14)	Includes investments with an aggregate market value of $10,398,295 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of securities, other than Government securities, totaled $147,094,083 and $109,439,011 respectively. Aggregate purchases include securities received as payment in kind. Aggregate sales include principal paydowns on debt securities.

The total value of restricted securities as of June 30, 2008 was $408,825,195 or 84.55% of total cash and investments of the Company.

Swaps, futures contracts, and forward contracts at June 30, 2008 were as follows:

Instrument	Number of Contracts or Notional Amount	Fair Value

Futures Contracts
90 Day Euro Dollar Future, Expire 12/14/09	41	$(89,688)
90 Day Euro Dollar Future, Expire 3/15/10	41	(88,150)
Total Futures Contracts (Cost $177,838)		(177,838)

Forward Contracts
Euro/US Dollar Forward Currency Contract, Expire 9/15/09	$685,334	(134,452)
Euro/US Dollar Forward Currency Contract, Expire 2/1/10	$1,016,133	(169,122)
Total Forwards Contracts		(303,574)

Swaps
Euro/US Dollar Cross Currency Basis Swap, Expire 9/13/16	$19,920,741	(5,614,876)
Euro/US Dollar Cross Currency Basis Swap, Expire 5/17/12	$13,121,097	(2,208,884)
US Dollar Interest Rate Swap, Expire 4/14/12	$45,000,000	(1,561,177)
Total Swaps		(9,384,937)

Total Swaps, Futures, and Forward Contracts		$(9,866,349)

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Nine Months Ended June 30, 2008

Investment income
Interest income:
Unaffiliated issuers	$38,894,625
Affiliates	3,370,365
Dividend income - unaffiliated issuers	343,515
Other income - affiliates	593
Total investment income	42,609,098

Operating expenses
Performance fee adjustment (Notes 3 and 7)	(2,328,293)
Interest expense	4,389,070
Management and advisory fees	2,700,000
Credit enhancement fees	477,748
Legal fees, professional fees and due diligence expenses	239,653
Amortization of deferred debt issuance costs	222,707
Commitment fees	334,542
Auction agent fees	190,278
Director fees	131,750
Custody fees	75,000
Insurance expense	69,099
Other operating expenses	290,616
Total expenses	6,792,170

Net investment income	35,816,928

Net realized and unrealized loss
Net realized loss from:
Investments in unaffiliated issuers	(6,859,512)
Foreign currency transactions	(5,385)
Net realized loss	(6,864,897)

Net change in net unrealized appreciation (depreciation) on:
Investments	(70,974,920)
Foreign currency	4,906
Net change in unrealized appreciation (depreciation)	(70,970,014)

Net realized and unrealized loss	(77,834,911)

Distributions to preferred shareholders	(4,729,458)
Net change in reserve for distributions to preferred shareholders	118,227

Net decrease in net assets applicable to common shareholders
resulting from operations	$(46,629,214)

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Nine Months Ended June 30, 2008 (Unaudited)	Year Ended September 30, 2007

Total common shareholder committed capital	$300,000,000	$300,000,000

Net assets applicable to common shareholders, beginning of period	$313,129,203	$314,270,127

Net investment income	35,816,928	23,421,580
Net realized gain (loss) on investments	(6,864,897)	32,610,387
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(70,970,014)	(4,732,297)
Distributions to preferred shareholders from net investment income	(4,729,458)	(1,782,075)
Distributions to preferred shareholders from net realized gains on investments	-	(3,492,349)
Net change in reserve for distributions to preferred shareholders	118,227	(283,003)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(46,629,214)	45,742,243

Distributions to common shareholders from:
Net investment income	(20,000,000)	(14,858,351)
Net realized gains	-	(29,118,038)
Returns of capital	-	(2,906,778)
Total distributions to common shareholders	(20,000,000)	(46,883,167)

Net assets applicable to common shareholders, end of period (including accumulated net investment income and distributions in excess of net investment income of $7,821,632 and $3,265,838, respectively)	$246,499,989	$313,129,203

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Nine Months Ended June 30, 2008

Operating activities
Net decrease in net assets applicable to common shareholders
resulting from operations	$(46,629,214)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Net realized loss on investments	6,864,897
Net change in unrealized appreciation (depreciation) on investments	70,974,920
Distributions paid to preferred shareholders	4,729,458
Decrease in reserve for distributions to preferred shareholders	(118,227)
Accretion of original issue discount	(915,711)
Net accretion of market discount/premium	(3,490,164)
Income from paid in-kind capitalization	(8,415,513)
Amortization of deferred debt issuance costs	222,707
Changes in assets and liabilities:
Purchases of investment securities	(138,678,570)
Proceeds from sales, maturities and paydowns of investment securities	109,439,011
Decrease in accrued interest income - unaffiliated issuers	33,794
Decrease in accrued interest income - affiliates	976,705
Decrease in prepaid expenses and other assets	74,811
Decrease in receivable for investment securities sold	622,105
Decrease in other receivables	2,064,863
Decrease in payable for investment securities purchased	(2,923,808)
Decrease in performance fee payable	(3,455,016)
Decrease in interest payable	(110,959)
Increase in payable to affiliate	22,589
Decrease in accrued expenses and other liabilities	(674,402)
Net cash used in operating activities	(9,385,724)

Financing activities
Proceeds from draws on credit facility	66,500,000
Principal repayment on credit facility	(91,500,000)
Distributions paid to common shareholders	(15,000,000)
Distributions paid to preferred shareholders	(4,729,458)
Net cash used in financing activities	(44,729,458)

Net decrease in cash and cash equivalents	(54,115,182)
Cash and cash equivalents at beginning of period	82,341,891
Cash and cash equivalents at end of period	$28,226,709

Supplemental cash flow information
Interest payments	$4,500,029

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2008

1. Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004. Investment operations commenced and initial funding was received on September 1, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. The Company, TCP and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining Director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is $600 million, consisting of $300 million of capital committed by investors to purchase the Company’s common shares, $100 million of Auction Rate Money Market Preferred Shares (“APS”), $200 million under a Senior Secured Revolving Credit Facility (the “Senior Facility”), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Most of these investments are included in the collateral for the Senior Facility.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

1. Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.11% for unutilized portions of the APS and the Senior Facility and 0.24% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Company’s operating agreement prohibits the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors committed to purchase $300 million of the Company’s common shares over a two-year period on dates specified by the Company. As of June 30, 2008, the Company has called and received all of the common shareholder committed contributions, as follows:

Call Date	Share Issuance Date	Percent of Commitment
September 1, 2004	September 1, 2004	20.00%
November 1, 2004	November 1, 2004	10.00%
March 18, 2005	May 2, 2005	3.33%
April 18, 2005	May 2, 2005	6.67%
September 30, 2005	November 1, 2005	3.00%
November 1, 2005	December 1, 2005	12.00%
February 1, 2006	March 1, 2006	10.00%
May 10, 2006	June 1, 2006	15.00%
August 1, 2006	September 1, 2006	20.00%

Auction Rate Money Market Preferred Capital

At June 30, 2008, the Company had 2,000 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

1. Organization and Nature of Operations (continued)

Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of June 30, 2008, the Company was in full compliance with such requirements.

The auction agent receives a fee from the Company for its services in connection with auctions of APS and the Company compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The issuances of the APS total $100 million of the Company’s total capitalization. On November 17, 2004, the Company received $35.0 million upon issuance of 700 shares of APS. On February 2, 2006, the Company received $65.0 million upon issuance of 1,300 shares of APS.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of June 30, 2008, the results of its operations and cash flows for the nine months then ended, and the changes in net assets for the nine months then ended and for the year ended September 30, 2007. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS. Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At June 30, 2008, all but 1.42% of the investments of the Company were valued based on prices from a recognized exchange or market quotation system, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange or market quotation system nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)	for semi-liquid investment positions with a value of $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm;

b)	for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors, with such fair valuations subject to their approval. Fair value is generally defined as the amount for which an investment could be sold in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for such investments existed, and the differences could be material.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank and cash equivalents maturing within 90 days.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral securities, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company may invest in securities traded in foreign countries and denominated in foreign currencies. At June 30, 2008, the Company had foreign currency denominated investments with an aggregate market value of approximately 8.58% of the Company’s total cash and investments. Such positions were converted at the closing rate in effect at June 30, 2008 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency gains of $3,954,668 were included in net unrealized depreciation on investments at June 30, 2008.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate the currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into several interest rate swaps, futures contracts and currency forward transactions. The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current year.

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Equity Placement and Offering Costs

Placement costs for the Company’s APS capital were $1.0 million. Offering costs totaled $0.4 million. These costs were charged to paid-in capital.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

Purchase Discounts

The majority of the Company’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP require that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. The Company has distributed $102,960,000 since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements. As of June 30, 2008, all tax years since October 1, 2004 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. These adjustments are primarily due to returns of capital and differing book and tax treatments for short-term realized gains and have no impact on net assets or the results of operations.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at June 30, 2008 were as follows:

Unrealized appreciation	$24,552,708
Unrealized depreciation	(73,994,842)
Net unrealized depreciation	$(49,442,134)

Cost	$495,054,176

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold of being sustained. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN No. 48 is effective for the Company beginning October 1, 2007. The adoption of FIN 48 did not have a significant impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

2. Summary of Significant Accounting Policies (continued)

No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning October 1, 2008. The adoption of SFAS No. 157 is not expected to have a significant impact on the Company’s financial statements.

3. Allocations and Distributions

As set forth in the Investment Management Agreement, distributions made to common shareholders and performance fees paid to the Investment Manager with respect to any accounting period are determined as follows:

a)
First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals a 12% annual weighted-average return on undistributed called capital attributable to the common shares;

b)
Second, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c)
All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as performance fee.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Performance fees payable to the Investment Manager are accrued in accordance with the manner used to determine distributions as specified above. During the nine months ended June 30, 2008, the Company paid $1,126,724 performance fees to the Investment Manager.

The APS dividend rate is determined by auction at periodic intervals and averaged 6.07% during the nine months ended June 30, 2008.

The Series Z share dividend rate is fixed at 8% per annum.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments and the APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $600 million, consisting of $300 million of capital committed by investors to purchase the Company’s common shares, $100 million of APS and $200 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $200 million. The Senior Facility matures November 17, 2012, subject to extension by the lenders at the request of the Company for one 12-month period.

Advances under the Senior Facility bear interest at either (i) the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, advances under the swingline facility bear interest at either the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum.

In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.30% per annum on the Senior Facility, or $2,208 per day when the outstanding borrowings are less than $150,000,000, subject to certain ramp-up provisions.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

In the normal course of business, the Company’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

The Statement of Investments may include certain unfunded or partially funded loan commitments. These commitments are reflected at fair value and may be drawn up to the principal amount shown.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 312 Series Z preferred shares authorized, issued and outstanding as of June 30, 2008.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

7. Preferred Capital (continued)

shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

8. Financial Highlights

	Nine Months Ended June 30, 2008	Year Ended September 30,			Period from September 1 to September 30,
	(Unaudited)	2007	2006	2005	2004

Per Common Share(1)
Net asset value, beginning of period	$572.71	$574.80	$550.96	$509.44	$499.43

Investment operations:
Net investment income (loss)	65.51	42.84	50.20	8.43	(2.65)
Net realized and unrealized gain (loss)	(142.36)	50.99	54.11	79.06	14.52
Distributions to preferred shareholders from:
Net investment income	(8.65)	(3.26)	(7.23)	(2.92)	-
Realized gains	-	(6.39)	(1.71)	(1.34)	-
Net change in reserve for distributions to
preferred shareholders	0.22	(0.52)	(0.56)	(1.16)	(1.86)
Total from investment operations	(85.28)	83.66	94.81	82.07	10.01

Distributions to common shareholders from:
Net investment income	(36.58)	(27.17)	(55.75)	(22.71)	-
Net realized gains on investments	-	(53.26)	(15.22)	(10.41)	-
Returns of capital	-	(5.32)	-	-	-
Total distributions to common shareholders	(36.58)	(85.75)	(70.97)	(33.12)	-

Decrease in net assets from equity placement and
offering costs charged to paid-in-capital	-	-	-	(7.43)	-
Net asset value, end of period	$450.85	$572.71	$574.80	$550.96	$509.44

Return on invested assets (2), (3)	(7.5)%	16.1%	20.2%	28.3%	9.1%

Gross return to common shareholders (2)	(16.2)%	19.1%	22.5%	20.2%	1.9%
Performance fees / fee adjustment (2)	0.6%	(4.0)%	(4.8)%	(3.8)%	(0.4)%
Return to common shareholders (2), (4)	(15.6)%	15.1%	17.7%	16.4%	1.5%

Ratios and Supplemental Data
Ending net assets applicable to common
shareholders	$246,499,989	$313,129,203	$314,270,127	$138,820,731	$90,820,626
Net investment income (loss) / average
common equity (5)	16.9%	7.3%	9.2%	1.4%	(8.1)%

Total expenses / average common equity (5)
Operating expenses	4.4%	4.6%	4.4%	5.8%	9.1%
Performance fees	(0.8)%	3.6%	3.9%	3.8%	0.4%
Total expenses / average common equity	3.6%	8.2%	8.3%	9.6%	9.5%

Portfolio turnover rate (2)	22.9%	50.3%	27.4%	13.7%	1.2%
Weighted-average debt outstanding	$128,998,175	$141,498,630	$64,024,658	$9,479,452	$-
Weighted-average interest rate	4.5%	5.9%	5.3%	3.4%	n/a
Weighted-average number of shares	546,750	546,750	392,502	202,102	120,000
Average debt per share	$235.94	$258.80	$163.12	$46.90	$-

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2008

8. Financial Highlights (continued)

Annualized Inception-to-Date Performance Data as of June 30, 2008
Return on common equity (4)	8.2%
Return on invested assets (3)	16.7%
Internal rate of return (6)	6.8%

Notes to Financial Highlights:

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Not annualized for periods of less than one year.

(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(5)
Annualized for periods of less than one year, except for performance fees. These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company was ramping up.

(6)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Nine Months Ended June 30, 2008

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EaglePicher Holdings, Inc., Common Stock	$28,295,592	$-	$-	$26,206,584
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	-	3,857,567	1,499,248	2,344,562
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	-	2,077,151	-	2,092,730
Enterasys Networks Distribution Limited, 2nd Lien Term Loan, LIBOR + 9.25%, due 2/22/11	2,734,739	-	-	2,672,743
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR + 9%, due 2/22/11	11,990,780	-	-	11,718,948
Enterasys Networks, Inc., Mezzanine Term Loan, LIBOR + 9.166%, due 2/22/11	11,513,034	-	-	10,833,739
Enterasys Networks, Inc., Series A Convertible Preferred Stock	11,501,750	-	-	8,386,152
Enterasys Networks, Inc., Series B Convertible Preferred Stock	1,327,555	-	-	848,160
Online Resources Corporation, Series A-1 Convertible Preferred Stock	26,227,745	-	-	23,841,988
Online Resources Corporation, Common Stock	-	5,021,920		4,588,784
TR Acquisition Holdings, LLC, 10% PIK, due 5/31/10	-	7,239,944	-	6,949,461
WinCup, Inc. Common Stock	35,051,297	-	-	20,109,855
WinCup, Inc. Subordinated Promissory Note, 10% PIK, due 5/29/10	2,137,689	-	2,203,335	-

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.